EXHIBIT 10.22

                       AMENDMENT TO EMPLOYMENT AGREEMENT

  This Amendment, dated December 22, 2000 (the "Amendment"), to the Employment Agreement, dated December 22, 1998 (the "Agreement"), by and between New Frontier Media, Inc. ("NFM") and Mark Kreloff ("Executive"). Terms not otherwise defined herein shall have the meaning described to them in the Agreement.

                               W I T N E S S T H

  WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in the Agreement, as amended, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

   EMPLOYMENT PERIOD. NFM hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NFM, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

2. Section 2(B)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

   COMPENSATION. (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($115,000) per year for fiscal year 1999, One Hundred Thirty Thousand Dollars ($130,000) for fiscal year 2000, and Two Hundred Thousand Dollars ($200,000) for fiscal years 2001, 2002 and 2003.

3. The Agreement, as amended by this Amendment, and the Exhibits and Schedules thereto, contains the entire agreement between the parties hereto and there are no agreements, warranties or representations which are not set forth therein or herein. This Amendment may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto.

4. This Amendment shall be governed by and construed and enforced in accordance with the local laws of the State of Colorado applicable to agreements made and to be performed entirely within the State, without regard to conflict of laws principles.

5. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by them or their duly authorized representatives as of the date first written above.

NEW FRONTIER MEDIA, INC.

By
------------------------------------------------------------
    /s/ Karyn L. Miller

EXECUTIVE:
------------------------------------------------------------
/s/ Mark Kreloff

                                                                   EXHIBIT 10.23

                       AMENDMENT TO EMPLOYMENT AGREEMENT

  This Amendment, dated December 22, 2000 (the "Amendment"), to the Employment Agreement, dated December 22, 1998 (the "Agreement"), by and between New Frontier Media, Inc. ("NFM") and Michael Weiner ("Executive"). Terms not otherwise defined herein shall have the meaning described to them in the Agreement.

                               W I T N E S S T H

  WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in the Agreement, as amended, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Agreement is hereby deleted in its entirety and replaced with the following:

   EMPLOYMENT PERIOD. NFM hereby agrees to employ the Executive, and the Executive hereby agrees to accept employment by NFM, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending at midnight on March 31, 2003 (the "Employment Period").

2. Section 2(B)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

   COMPENSATION. (i) Base Salary. During the Employment Period, the Executive shall receive a base salary ("Annual Base Salary"), which shall be paid in equal installments on a semi-monthly basis, at the annual rate of not less than One Hundred Fifteen Thousand Dollars ($115,000) per year for fiscal year 1999, One Hundred Thirty Thousand Dollars ($130,000) for fiscal year 2000, and Two Hundred Thousand Dollars ($200,000) for fiscal years 2001, 2002 and 2003.

3. The Agreement, as amended by this Amendment, and the Exhibits and Schedules thereto, contains the entire agreement between the parties hereto and there are no agreements, warranties or representations which are not set forth therein or herein. This Amendment may not be modified or amended except by an instrument in writing duly signed by or on behalf of the parties hereto.

4. This Amendment shall be governed by and construed and enforced in accordance with the local laws of the State of Colorado applicable to agreements made and to be performed entirely within the State, without regard to conflict of laws principles.

5. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by them or their duly authorized representatives as of the date first written above.

NEW FRONTIER MEDIA, INC.

By
------------------------------------------------------------
    /s/ Karyn L. Miller

EXECUTIVE:
------------------------------------------------------------
/s/ Michael Weiner

                                       29